UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

MARIZYME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 1.01 Entry into a Material Definitive Agreement.

Prior Related Transactions

As previously reported under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Key Highlights of Fiscal Year 2022 – Financing – December 2022 Promissory Note” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, on December 28, 2022, Marizyme, Inc. (the “Company”) issued a Promissory Note to Hexin Global Ltd. (“Hexin”) for the principal amount of $750,000 bearing interest at the annual rate of 20% per annum, due June 28, 2023 (the “Hexin Promissory Note”). Under the Hexin Promissory Note, the Company agreed to issue warrants to purchase the Company’s common stock equal to $1,500,000 with the same terms as any warrants issued in the Company’s next financing round and which would be immediately exercisable. Default in the payment of principal or interest or other material covenant under the Hexin Promissory Note would have triggered a default penalty equal to 0.666% of $750,000 per month during the period of default, and other lender rights, including the demand of immediate payment of all amounts due including accrued but unpaid interest, and recovery of all costs, fees including attorney’s fees and disbursements, and expenses relating to collection and enforcement of the Hexin Promissory Note. The foregoing description of the Hexin Promissory Note is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 4.1  to a Registration Statement on Form S-1/A filed on February 1, 2023, and is incorporated by reference herein.

As previously reported in its Current Report on Form 8-K filed on February 7, 2023 (the “February 7 Form 8-K”), on February 6, 2023, the Company entered into a Securities Purchase Agreement (the “Walleye Securities Purchase Agreement”) with Walleye Opportunities Master Fund Ltd (“Walleye”), pursuant to which the Company issued certain securities to Walleye including an Unsecured Subordinated Convertible Promissory Note (the “Walleye Promissory Note”) in the aggregate principal amount of $1,000,000. The principal amount of the Walleye Promissory Note was required to be repaid in full by the Company to the holder of the Walleye Promissory Note on or before the date that was 90 days following the issuance of the Walleye Promissory Note, or May 7, 2023 (the “Walleye Promissory Note Maturity Date”). The Walleye Promissory Note carried no interest. If all obligations arising under the Walleye Promissory Note were not paid or otherwise satisfied in full on the Walleye Promissory Note Maturity Date, then the principal amount under the Walleye Promissory Note was required to increase from $1,000,000 to $1,250,000.

As previously reported in the Company’s Current Report on Form 8-K filed on May 10, 2023, as of the Walleye Promissory Note Maturity Date, the balance under the Walleye Promissory Note was not repaid or otherwise satisfied in full. The principal amount under the Walleye Promissory Note therefore increased from $1,000,000 to $1,250,000. Due to the non-payment of the Walleye Promissory Note, the obligations of the Company under the Walleye Promissory Note became subject to immediate repayment obligations.

The foregoing summary of the terms and conditions of each of the Walleye Securities Purchase Agreement and the Walleye Promissory Note is qualified in its entirety by reference to such documents which are filed as Exhibit 10.1 and Exhibit 4.1 to the February 7 Form 8-K and incorporated by reference herein.

As previously reported in “Item 1.01 – Entry into a Material Definitive Agreement.” of the Company’s Current Report on Form 8-K filed on May 18, 2023  (the “May 18 Form 8-K”), on May 12, 2023, the Company conducted the initial closing (the “OID Units Initial Closing”) of a private placement (the “OID Units Private Placement”) of up to $10,000,000 for an aggregate of up to 100,000,000 units (the “OID Units”) under a Unit Purchase Agreement (each in general, an “OID Units Purchase Agreement”), with accredited investors, in which each investor will receive (i) a 15% Original Issue Discount Unsecured Subordinated Convertible Promissory Note (each, an “OID Convertible Note” and collectively, the “OID Convertible Notes”), convertible into shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment, (ii) a Class E Common Stock Purchase Warrant for the purchase of 125% of the shares of common stock into which the respective OID Convertible Note may be converted at an exercise price of $0.10 per share, subject to adjustment (the “Class E Warrant”), and (iii) a Class F Common Stock Purchase Warrant for the purchase of 125% of the shares of common stock into which the respective OID Convertible Note may be converted at an exercise price of $0.20 per share, subject to adjustment (each, a “Class F Warrant,” and each Class F Warrant together with each Class E Warrant collectively, the “Class E and Class F Warrants”). Under each OID Units Purchase Agreement, the minimum investment permitted is $1,000. In addition to the rights set forth in each OID Units Purchase Agreement, the OID Convertible Notes, and the Class E and Class F Warrants, each investor party to each OID Units Purchase Agreement and each holder of an OID Convertible Note, a Class E Warrant or a Class F Warrants will have rights under a Registration Rights Agreement (each in general, a “OID Units Registration Rights Agreement”).

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Under a Placement Agency Agreement, dated April 27, 2023 (the “PAA”), the Company engaged Univest Securities, LLC (“Univest”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), to act as its exclusive placement agent for the OID Units Private Placement. Under the PAA, the Company agreed to pay Univest a cash placement fee equal to 8.0% of the gross proceeds from the sale of the OID Units and 8.0% of the gross proceeds from the exercise of the Class E and F Warrants. Under the PAA and the forms of placement agent warrants agreed to in connection with the PAA, the Company also agreed to issue Univest and/or its designee(s), upon Univest’s payment of $100.00, warrants at each closing under each OID Units Purchase Agreement to purchase an aggregate of 8.0% of the aggregate number of shares of common stock initially issuable upon conversion of the respective OID Convertible Notes issued in the closing at $0.10 per share, subject to adjustment, warrants to purchase an aggregate of 8.0% of the aggregate number of shares of common stock initially issuable upon exercise of the respective Class E Warrants issued in the closing at $0.10 per share, subject to adjustment, and warrants to purchase an aggregate of 8.0% of the aggregate number of shares of common stock issuable upon exercise of the respective Class F Warrants issued in the closing at $0.20 per share, subject to adjustment (collectively, the “Placement Agent Warrants”). Univest has notified the Company that the Company may defer the issuance of the Placement Agent Warrants until the final closing of the OID Units Private Placement.

As part of the OID Units Initial Closing, Walleye entered into an OID Units Purchase Agreement, dated as of May 12, 2023 (the “Initial OID Units Purchase Agreement”), and an OID Units Registration Rights Agreement, dated as of May 12, 2023 (the “Initial OID Units Registration Rights Agreement”), paid a subscription amount of $1,000,000, and the Company issued 11,764,710 OID Units consisting of (i) an OID Convertible Note in the principal amount of $1,176,471, convertible into 11,764,710 shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment (the “Initial OID Convertible Note”), (ii) a Class E Warrant for the purchase of 14,705,880 shares of common stock at $0.10 per share, subject to adjustment (the “Initial Class E Warrant”), and (iii) a Class F Warrant for the purchase of 14,705,880 shares of common stock at $0.20 per share, subject to adjustment (the “Initial Class F Warrant”).

The description of other terms and conditions applicable to the OID Units Private Placement in general, including the terms and conditions applicable to each of the OID Convertible Notes, the Class E Warrants, the Class F Warrants, the Placement Agent Warrants, each OID Units Purchase Agreement, each OID Units Registration Rights Agreement, and the PAA, included in “Item 1.01 – Entry into a Material Definitive Agreement.” of the May 18 Form 8-K, is incorporated by reference herein. Such description is qualified in its entirety by reference to the full text of the Initial OID Convertible Note, the Initial Class E Warrant, the Initial Class F Warrant, the forms of the Placement Agent Warrants, the Initial OID Units Purchase Agreement, the Initial OID Units Registration Rights Agreement, and the PAA, copies or forms of which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6 , Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to the May 18 Form 8-K, and which are incorporated by reference herein.

As previously reported in its Current Report on Form 8-K filed on May 24, 2023 (the “May 24 Form 8-K”), following the OID Units Initial Closing, pursuant to the Hexin Promissory Note, on May 22, 2023, the Company issued Hexin a Class E Warrant for the purchase of 7,500,000 shares of common stock at $0.10 per share, subject to adjustment, and a Class F Warrant for the purchase of 3,750,000 shares of common stock at $0.20 per share, subject to adjustment (the “Hexin Class E and Class F Warrants”). The Hexin Class E and Class F Warrants will be exercisable in accordance with the exercise terms and conditions of the other Class E and Class F Warrants, which the Company determined controlled in order to fulfill its obligations under the Hexin Promissory Note. Pursuant to the terms of the Hexin Class E and Class F Warrants, the Hexin Class E and Class F Warrants’ holder(s) will have the registration rights provided under the Initial OID Units Registration Rights Agreement. The foregoing description of the Hexin Class E and Class F Warrants is qualified in its entirety by reference to the full text of such documents which are filed as Exhibit 4.2  and Exhibit 4.3, respectively, to the May 24 Form 8-K, and which are incorporated by reference herein.

New Transactions

On May 30, 2023, the Company conducted the second closing (the “OID Units Second Closing”) of the OID Units Private Placement. In the OID Units Second Closing, Hexin and Walleye agreed to the cancellation of the Hexin Promissory Note and the Walleye Promissory Note, respectively, and Frank Maresca (“Maresca”), a consultant to the Company, agreed to the cancellation of certain indebtedness, in exchange for OID Units and related agreements, as described below.

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First, under a Cancellation and Exchange Agreement, dated as of May 30, 2023, between the Company and Hexin (the “Hexin Cancellation Agreement”), Hexin agreed to cancel the Hexin Promissory Note in exchange for: (i) the execution of an OID Units Purchase Agreement, dated as of May 30, 2023, between the Company and Hexin, Walleye and Maresca (the “Second OID Units Purchase Agreement”), (ii) the execution of an OID Units Registration Rights Agreement, dated as of May 30, 2023, between the Company and Hexin, Walleye and Maresca (the “Second OID Units Registration Rights Agreement”), and (iii) the issuance of 9,578,040 OID Units consisting of (a) an OID Convertible Note in the principal amount of $957,804 for a subscription equal to $814,133 (the aggregate amount of principal plus accrued and unpaid interest under the Hexin Promissory Note as of May 30, 2023), convertible into 9,578,040 shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment (the “Hexin OID Convertible Note”), (b) a Class E Warrant for the purchase of 11,972,550 shares of common stock at $0.10 per share, subject to adjustment (the “Second Hexin Class E Warrant”), and (c) a Class F Warrant for the purchase of 11,972,550 shares of common stock at $0.20 per share, subject to adjustment (the “Second Hexin Class F Warrant”). The Hexin Cancellation Agreement contains a release of claims against the Company relating to the Hexin Promissory Note.

Second, under a Cancellation and Exchange Agreement, dated as of May 30, 2023, between the Company and Walleye (the “Walleye Cancellation Agreement”), Walleye agreed to cancel the Walleye Promissory Note in exchange for: (i) the execution of the Second OID Units Purchase Agreement, (ii) the execution of the Second OID Units Registration Rights Agreement, and (iii) the issuance of 14,705,890 Units consisting of (a) an OID Convertible Note in the principal amount of $1,470,589 for a subscription equal to $1,250,000 (the aggregate amount of principal under the Walleye Promissory Note as of May 30, 2023), convertible into 14,705,890 shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment (the “Second Walleye OID Convertible Note”), (b) a Class E Warrant for the purchase of 18,382,362 shares of common stock at $0.10 per share, subject to adjustment (the “Second Walleye Class E Warrant”), and (c) a Class F Warrant for the purchase of 18,382,362 shares of common stock at $0.20 per share, subject to adjustment (the “Second Walleye Class F Warrant”). The Walleye Cancellation Agreement contains a release of claims against the Company relating to the Walleye Promissory Note.

Third, under a Cancellation and Exchange Agreement, dated as of May 30, 2023, between the Company and Maresca (the “Maresca Cancellation Agreement” and together with the Hexin Cancellation Agreement and the Walleye Cancellation Agreement, the “Cancellation and Exchange Agreements”), Maresca agreed to cancel $150,000 of the aggregate short-term indebtedness to Maresca, which arose in the ordinary course of business for certain consulting services provided by Maresca  to the Company, in exchange for: (i) the execution of the Second OID Units Purchase Agreement, (ii) the execution of the Second OID Units Registration Rights Agreement, and (iii) the issuance of 1,764,710 Units consisting of (a) an OID Convertible Note in the principal amount of $176,471 for a subscription equal to $150,000 (the amount of the indebtedness being cancelled), convertible into 1,764,710 shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment (the “Maresca OID Convertible Note”), (b) a Class E Warrant for the purchase of 2,205,887 shares of common stock at $0.10 per share, subject to adjustment (the “Maresca Class E Warrant”), and (c) a Class F Warrant for the purchase of 2,205,887 shares of common stock at $0.20 per share, subject to adjustment (the “Maresca Class F Warrant”). The Maresca Cancellation Agreement contains a release of claims against the Company relating to the cancelled indebtedness.

The Hexin OID Convertible Note, the Second Hexin Class E Warrant, the Second Hexin Class F Warrant, the Second Walleye OID Convertible Note, the Second Walleye Class E Warrant, the Second Walleye Class F Warrant, the Maresca OID Convertible Note, the Maresca Class E Warrant, and the Maresca Class F Warrant (collectively, the “Second OID Units Closing Securities”) are subject to the terms and conditions of the Second OID Units Purchase Agreement and the Second OID Units Registration Rights Agreement. The Hexin OID Convertible Note, the Second Hexin Class E Warrant and the Second Hexin Class F Warrant are also subject to the terms and conditions of the Hexin Cancellation Agreement. The Walleye OID Convertible Note, the Second Walleye Class E Warrant and the Second Walleye Class F Warrant are also subject to the terms and conditions of the Walleye Cancellation Agreement. The Maresca OID Convertible Note, the Maresca Class E Warrant and the Maresca Class F Warrant are also subject to the terms and conditions of the Maresca Cancellation Agreement. The Second OID Units Purchase Agreement and the Second OID Units Registration Rights Agreement are also subject to the terms and conditions of each of the Cancellation and Exchange Agreements. The description of the general terms and conditions applicable to the Second OID Units Closing Securities and the general terms and conditions of each OID Units Purchase Agreement and each OID Units Registration Rights Agreement under “Item 1.01 – Entry into a Material Definitive Agreement.” of the May 18 Form 8-K  is incorporated by reference herein. Such descriptions and the description above regarding the terms and conditions of the Cancellation and Exchange Agreements are qualified in their entirety by reference to the full text of the Hexin OID Convertible Note, the Second Hexin Class E Warrant, the Second Hexin Class F Warrant, the Second Walleye OID Convertible Note, the Second Walleye Class E Warrant, the Second Walleye Class F Warrant, the Maresca OID Convertible Note, the Maresca Class E Warrant, the Maresca Class F Warrant, the Second OID Units Purchase Agreement, the Second OID Units Registration Rights Agreement, the Hexin Cancellation Agreement, the Walleye Cancellation Agreement, and the Maresca Cancellation Agreement, copies of which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7, Exhibit 4.8, Exhibit 4.9, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, to this Current Report on Form 8-K, and which are incorporated by reference herein.

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Univest did not receive a fee in connection with the OID Units Second Closing because there were no gross proceeds. Univest has notified the Company that the Company may defer the issuance of the Placement Agent Warrants until the final closing of the OID Units Private Placement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement. – New Transactions” and “Item 1.01 – Entry into a Material Definitive Agreement.” of the May 18 Form 8-K  of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement. – New Transactions” and “Item 1.01 – Entry into a Material Definitive Agreement.” of the May 18 Form 8-K  is incorporated by reference into this Item 3.02. The offer of securities pursuant to the the Hexin Cancellation Agreement, the Walleye Cancellation Agreement, the Maresca Cancellation Agreement, the Second OID Units Purchase Agreement, and the PAA, and the sale of the Second OID Units Closing Securities described above, was conducted as a private placement pursuant to and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder (“Regulation D”) for transactions not involving a public offering. In connection with the OID Units Second Closing, each of Maresca, Hexin and Walleye represented that it was an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	15% Original Issue Discount Unsecured Subordinated Convertible Promissory Note issued by Marizyme, Inc. to Hexin Global Ltd., dated May 30, 2023
4.2	Class E Common Stock Purchase Warrant issued by Marizyme, Inc. to Hexin Global Ltd., dated May 30, 2022
4.3	Class F Common Stock Purchase Warrant issued by Marizyme, Inc. to Hexin Global Ltd., dated May 30, 2022
4.4	15% Original Issue Discount Unsecured Subordinated Convertible Promissory Note issued by Marizyme, Inc. to Walleye Opportunities Master Fund Ltd, dated May 30, 2023
4.5	Class E Common Stock Purchase Warrant issued by Marizyme, Inc. to Walleye Opportunities Master Fund Ltd, dated May 30, 2022
4.6	Class F Common Stock Purchase Warrant issued by Marizyme, Inc. to Walleye Opportunities Master Fund Ltd, dated May 30, 2022
4.7	15% Original Issue Discount Unsecured Subordinated Convertible Promissory Note issued by Marizyme, Inc. to Frank Maresca, dated May 30, 2023
4.8	Class E Common Stock Purchase Warrant issued by Marizyme, Inc. to Frank Maresca, dated May 30, 2022
4.9	Class F Common Stock Purchase Warrant issued by Marizyme, Inc. to Frank Maresca, dated May 30, 2022
10.1	Unit Purchase Agreement between Marizyme, Inc. and each investor identified on Appendix A thereto, dated as of May 30, 2022
10.2	Registration Rights Agreement between Marizyme, Inc. and each of the several purchasers signatory thereto, dated as of May 30, 2022
10.3	Cancellation and Exchange Agreement between Marizyme, Inc. and Hexin Global Ltd., dated as of May 30, 2023
10.4	Cancellation and Exchange Agreement between Marizyme, Inc. and Walleye Opportunities Master Fund Ltd, dated as of May 30, 2023
10.5	Cancellation and Exchange Agreement between Marizyme, Inc. and Frank Maresca, dated as of May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
David Barthel
Chief Executive Officer

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